UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 16, 2023
Date of Report (Date of earliest event reported)
__________________________________________
MillerKnoll, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLKN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

At the annual meeting of shareholders of MillerKnoll, Inc. (the “Company”) held on October 16, 2023, the Company’s shareholders approved the MillerKnoll, Inc. 2023 Long-Term Incentive Plan (the “Plan”). The Plan replaces the Company’s existing Long-Term Incentive Plan approved by shareholders in 2020. The Plan provides for the grant of a variety of equity-based awards, such as stock options, stock appreciation rights, restricted stock and restricted stock units, performance stock units, and other stock-based awards. The Plan authorizes awards to non-employee directors and all employees of the Company or its subsidiaries, including named executive officers. Subject to certain adjustments, the maximum number of shares that may be issued under the Plan is 17,764,945 shares. The Plan was described in more detail in, and a copy of the Plan was attached as Appendix B to, the Company’s proxy statement filed with the SEC on September 1, 2023.

Item 5.07    Submission of Matters of a Vote of Security Holders

The annual meeting of the shareholders of the Company was held on October 16, 2023, at which the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company's proxy statement, filed with the SEC on September 1, 2023. The voting results are as follows:

(1) The following nominees were elected to serve three-year terms on the Company's Board of Directors by the following votes:

Nominee	For	Withheld	Broker non-votes
Candace S. Matthews	59,038,145	3,030,924	4,963,459
Andrea (Andi) R. Owen	59,409,169	2,659,900	4,963,459
Michael R. Smith	60,843,400	1,225,669	4,963,459

(2) The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 1, 2024, was ratified by the following votes:

For	Against	Abstain	Broker non-votes
66,004,910	962,990	64,628	N/A

(3) The compensation paid to the Company's named executive officers was approved on an advisory basis by the following votes:

For	Against	Abstain	Broker non-votes
56,200,271	5,797,649	71,179	4,963,459
(4) The advisory vote on the frequency of voting on executive compensation each year has been approved by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker non-votes
58,874,705	108,327	2,944,050	141,987	N/A

(5) The approval of the MillerKnoll, Inc. 2023 Long-Term Incentive Plan by the following votes:

For	Against	Abstain	Broker non-votes
52,965,002	9,013,885	90,182	4,963,459

(6) The approval of the Amended and Restated MillerKnoll, Inc. Employee Stock Purchase Plan by the following votes:

For	Against	Abstain	Broker non-votes
61,219,615	475,181	374,273	4,963,459

Consistent with the recommendation of the Board of Directors of the Company, the Company will continue to hold future say-on-pay votes on an annual basis. The next advisory vote regarding the frequency of say-on-pay votes is required to occur no later than the Company’s 2029 annual meeting of shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	October 17, 2023	MillerKnoll, Inc.
		By:	/s/ Jeffrey M. Stutz
Jeffrey M. Stutz Chief Financial Officer